SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

Texas Instruments Incorporated
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 17, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
2008 Notice and Proxy Statement / 2007 Annual Report
To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Stockholders may request paper or electronic copies of the proxy materials for the 2008 Annual Meeting of Stockholders or for all Meetings. To facilitate timely delivery please make the request as instructed below on or before April 3, 2008.
To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control # (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

TEXAS INSTRUMENTS INCORPORATED 12500 TI BOULEVARD DALLAS, TX 75243	TEXAS INSTRUMENTS INCORPORATED
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 16, 2008. Have your notice in hand when you access the web site and follow the instructions. No personal information other than the 12 Digit Control number (located on the following page) is necessary to execute a proxy.

Meeting Location

The Annual Meeting of Stockholders of Texas Instruments
Incorporated for holders as of 2/19/08 is to be held on
4/17/08 at 10:00 AM Dallas time at:	Corporate Headquarters
12500 TI Boulevard
Dallas, TX 75243

Directions to Annual Meeting

From DFW Airport:

  Take the North Airport exit to IH-635E.
  Take IH-635E to the Greenville Avenue exit.
  Turn right (South) on Greenville.
  Turn right (West) on Forest Lane.
  Texas Instruments will be on your right at the second traffic light.
  Please use the North entrance to the building.
From Love Field Airport:

  Take Mockingbird Lane East to US-75N (Central Expressway).
  Travel North on 75N to the Forest Lane exit.
  Turn right (East) on Forest Lane.
  You will pass two traffic lights.
  At the third light, the entrance to Texas Instruments will be on your left.
  Please use the North entrance to the building.

Voting items

THE BOARD RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSAL 2 AND "AGAINST" PROPOSAL 3.

1.	Election of Directors - Nominees:		2.	Board proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2008.

	1A)	J. R. Adams
			3.	Stockholder proposal regarding qualifications for director nominees.
	1B)	D. L. Boren

	1C)	D. A. Carp	4.	Transact such other business as may properly come before the meeting.

	1D)	C. S. Cox

	1E)	D. R. Goode

	1F)	P. H. Patsley

	1G)	W. R. Sanders

	1H)	R. J. Simmons

	1I)	R. K. Templeton

	1J)	C. T. Whitman